Restructuring Actions	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring Actions

NOTE 4.  Restructuring Actions

2015 Restructuring Actions:

During the fourth quarter of 2015, management approved and committed to undertake certain restructuring actions primarily focused on structural overhead, largely in the U.S. and slower-growing markets, with particular emphasis on Europe, Middle East, and Africa (EMEA) and Latin America. This impacted approximately 1,700 positions worldwide and resulted in a fourth-quarter 2015 pre-tax charge of $114 million.

Components of these restructuring charges are summarized by business segment as follows:

	Year ended December 31, 2015
(Millions)	Employee-Related	Asset-Related	Total
Industrial	$30	$12	$42
Safety and Graphics	11	—	11
Health Care	9	—	9
Electronics and Energy	8	4	12
Consumer	3	—	3
Corporate and Unallocated	37	—	37
Total Expense	$98	$16	$114

The preceding restructuring charges were recorded in the income statement as follows:

(Millions)	2015
Cost of sales	40
Selling, general and administrative expenses	62
Research, development and related expenses	12
Total	$114

Components of these restructuring actions, including cash and non-cash impacts, follow:

	Year ended December 31, 2015
(Millions)	Employee-Related	Asset-Related	Total
Expense incurred	$98	$16	$114
Non-cash changes	(8)	(16)	(24)
Cash payments	(27)	—	(27)
Accrued 2015 restructuring action balances as of December 31, 2015	$63	$—	$63

Non-cash changes include certain pension settlements and special termination benefits recorded in accrued pension and postretirement benefits and accelerated deprecation resulting from the cessation of use of certain long-lived assets. Remaining activities related to the restructuring are expected to be completed in 2016.